UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2013

WFRBS Commercial Mortgage Trust 2013-C11
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(Exact name of issuing entity)

RBS Commercial Funding Inc.
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(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
C-III Commercial Mortgage LLC
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
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(Exact names of sponsors as specified in their charters)

Delaware	333-177891-03	06-1565524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Washington Blvd.	Stamford, Connecticut	06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 897-2700

Not applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to our current report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2013, is to (i) update the information set forth under Part II, Item 3 below; (ii) revise certain information presented in Annex A to the Prospectus Supplement, dated January 28, 2013, relating to Mortgage Loan Number 56 (Morningside Estates); (iii) revise Schedule I to the Pooling and Servicing Agreement, dated as of February 1, 2013, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee; and (iv) revise Exhibit A to the Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and C-III Commercial Mortgage LLC.

Item 8.01. OTHER EVENTS

On February 12, 2013, RBS Commercial Funding Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and U.S. Bank National Association, as trustee, of the WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-A, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,292,693,000, were sold to RBS Securities Inc. (“RBS”), Wells Fargo Securities, LLC (“WFS”) and Citigroup Global Markets Inc. (“Citi”, and together with RBS and WFS, the “Underwriters”), pursuant to an Underwriting Agreement, dated January 28, 2013 (the “Underwriting Agreement”), among the Depositor, The Royal Bank of Scotland plc (“RBS PLC”) and the Underwriters.  RBS and WFS are acting as co-lead bookrunning managers.  Citi is acting as a co-manager.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 18, 2013, as supplemented by the Prospectus Supplement, dated January 28, 2013 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $143,633,346, were sold to RBS, WFS and J.P. Morgan Securities LLC (“JPM”, and together with RBS and WFS, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated January 28, 2013, among the Depositor, RBS PLC and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the WFRBS Commercial Mortgage Trust 2013-C11 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 82 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 153 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) RBS PLC, pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (the “RBS PLC Mortgage Loan Purchase Agreement”), between the Depositor and RBS PLC, (ii) RBS Financial Products Inc. (“RBSFP”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (the “RBSFP Mortgage Loan Purchase Agreement”), between the Depositor and RBSFP, (iii) Wells Fargo Bank, National Association (“Wells”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (the “Wells Mortgage Loan Purchase Agreement”), between the Depositor and Wells, (iv) Basis Real Estate Capital II, LLC (“Basis”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (the “Basis Mortgage Loan Purchase Agreement”), among the Depositor, Basis and Basis Investment Group LLC, (v) Liberty Island Group I LLC (“Liberty”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (the “Liberty Mortgage Loan Purchase Agreement”), among the Depositor, Liberty and Liberty Island Group LLC and (vi) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 28, 2013 (together with the RBS PLC Mortgage Loan Purchase Agreement, the RBSFP Mortgage Loan Purchase Agreement, the Wells Mortgage Loan Purchase Agreement, the Basis Mortgage Loan Purchase Agreement and the Liberty Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and C-III.  Prudential Asset Resources, Inc. will act as primary servicer with respect to the seven (7) Mortgage Loans sold to the Registrant by Liberty, pursuant to a Primary Servicing Agreement, dated as of February 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer (the “Primary Servicing Agreement”).

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from RBS PLC, RBSFP, Wells, Basis, Liberty and C-III.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,200,000, were approximately $1,514,082,711.  Of the expenses paid by the Depositor, $0 was paid directly to affiliates of the Depositor, an aggregate amount of approximately $100,000 in the form of fees were paid to Citi and JPM, $0 were paid for the Underwriters and the Initial Purchasers and approximately $5,100,000 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided on the Depositor's Current Report on Form 8-K, filed February 8, 2013 (including, as to the price per class of the Public Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated January 28, 2013 to the Prospectus, dated January 18, 2013.  The related registration statement (file no. 333-177891) was originally declared effective on April 3, 2012 and subsequently declared effective on December 10, 2012, pursuant to an amended registration statement.

The information presented in Annex A to the Prospectus Supplement is revised with respect to Mortgage Loan Number 56 (Morningside Estates) as follows (references are to Annex A column headings): (i) the Maturity Date or ARD Balloon Payment is $3,809,852; (ii)the Last IO Pay Date is 2/9/2013; (iii) the First P&I Pay Date is 3/1/2013; (iv) the Original IO Period (Mos.) is 2; and (v) the Remaining Amort Term (Mos.) is 360; (vi) the LTV Ratio at Maturity or ARD is 64.9%.

The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Primary Servicing Agreement are attached as exhibits to this Form 8-K/A.

The Underwriting Agreement is attached as an exhibit to the Depositor’s Form 8-K filed with the Securities and Exchange Commission on February 8, 2013.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.1
Pooling and Servicing Agreement, dated as of February 1, 2013, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of February 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

Date:  March 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1
Pooling and Servicing Agreement, dated as of February 1, 2013, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of January 28, 2013, between RBS Commercial Funding Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of February 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.